Subsequent events	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent eventsOn July 24, 2020, a subsidiary of the Company, ICON Clinical Research Limited, entered into an agreement to jointly establish a new company, Oncacare Limited (Oncacare), a specialized oncology site network in the US and EMEA regions, with a third party. The Company had invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. On April 20, 2023, the Company completed the purchase of the majority investor’s 51% majority voting share capital of Oncacare. The consideration paid by ICON to purchase the 51% majority voting share capital was $5.1 million. As a result of this transaction, Oncacare and its subsidiaries became wholly owned subsidiaries of the ICON Group.